Fiscal 2011 1 st Quarter Financial Results Conference Call NYSE: SPA November 2010 Exhibit 99.2

Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of
1934, as amended. When used herein, words such as “believe,” “expect,”
“anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-
looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-
looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-
time in the Company’s filings with the Securities and Exchange Commission.
Safe Harbor Statement
Safe Harbor Statement

• Fiscal 2011 1
st
Quarter Consolidated Results
• 1
st
Quarter Segmented Operating Results
• SMS Colorado 1
st
Quarter Financial Results
• Liquidity & Capital Resources
• Corporate Governance
• Outlook
• Q & A
Today’s Agenda
Today’s Agenda

SPARTON CORPORATION
People
Safety Growth Quality
Costs Delivery

1
st
Quarter Consolidated Financial Results
($ in 000’s, except per share)
2010 2009
Net Sales $    45,767 $    48,104
Gross Profit 7,026 7,372
Gross Margin 15.4% 15.3%
Restructuring / Impairment Charges 77 876
Gain On Acquisition 2,400 -
Operating Income 4,104 1,609
Operating Margin 9.0% 3.3%
Income Tax Expense (Benefit) (14) 34
Net Income $      4,080 $      1,405
Net Profit Margin 8.9% 2.9%
Earnings per share, basic and diluted
0.40 $        0.14 $
Quarter ending Sept 30

1
st
Quarter Consolidated Financial Results
($ in 000’s, except per share)
2010 2009
Net Sales $    45,767 $    48,104
Gross Profit 7,026 7,372
Gross Margin 15.4% 15.3%
Restructuring / Impairment Charges 77 876
Gain On Acquisition 2,400 -
Operating Income 4,104 1,609
Operating Margin 9.0% 3.3%
Income Tax Expense (Benefit) (14) 34
Net Income $      4,080 $      1,405
Net Profit Margin 8.9% 2.9%
Earnings per share, basic and diluted
0.40 $        0.14 $
Quarter ending Sept 30

1
st
Quarter Consolidated Financial Results
($ in 000’s, except per share)
2010 2009
Net Sales $    45,767 $    48,104
Gross Profit 7,026 7,372
Gross Margin 15.4% 15.3%
Restructuring / Impairment Charges 77 876
Gain On Acquisition 2,400 -
Operating Income 4,104 1,609
Operating Margin 9.0% 3.3%
Income Tax Expense (Benefit) (14) 34
Net Income $      4,080 $      1,405
Net Profit Margin 8.9% 2.9%
Earnings per share, basic and diluted
0.40 $        0.14 $
Quarter ending Sept 30

SPARTON CORPORATION

People Safety Growth Quality Costs Delivery

SMS Colorado 1
st
Quarter Financial Results
($ in 000’s, except per share)
2009
Pre
Acquisition
Post
Acquisition
Colorado
Pro Forma
Colorado
Pro Forma
Net Sales
$             3,451 $             5,940
$      9,391 $      9,558
Gross Profit
85 557
642 99
Gross Margin
2.5%
9.4% 6.8% 1.0%
Gain on Acquisition
- 2,400
2,400 -
Operating Income (Loss)
(85) 2,381
2,296 (499)
Operating Margin -2.5% 40.1% 24.4% -5.2%
Net Income (Loss)
$                 (77) $             2,419
$      2,342 $        (474)
Net Profit Margin -2.2% 40.7% 24.9% -5.0%
2010
For the 3 Months Ended Sept 30,

SPARTON CORPORATION
People
Safety Growth Quality
Costs Delivery

Medical Operating Results
Medical Operating Results
SEGMENT 2010
% of Total
2009
% Change
Medical $    19,045
42%
$    19,556
-3%
EMS 12,328
27%
17,603
-30%
DSS 17,597
38%
13,345
32%
Eliminations (3,203)
-7%
(2,400)
33%
Totals $    45,767
100%
$    48,104
-5%
SEGMENT 2010 GP %  2009 GP %
Medical $       1,867
9.8%
$       2,934
15.0%
EMS 907
7.4%
1,018
5.8%
DSS 4,252
24.2%
3,420
25.6%
Totals $       7,026
15.4%
$       7,372
15.3%
($ in 000’s, except per share)
1st Quarter Sales
1st Quarter Gross Profit

SPARTON CORPORATION
People Safety Growth Quality Costs Delivery

EMS Operating Results
EMS Operating Results
SEGMENT 2010
% of Total
2009
% Change
Medical $    19,045
42%
$    19,556
-3%
EMS 12,328
27%
17,603
-30%
DSS 17,597
38%
13,345
32%
Eliminations (3,203)
-7%
(2,400)
33%
Totals $    45,767
100%
$    48,104
-5%
SEGMENT 2010 GP %  2009 GP %
Medical $       1,867
9.8%
$       2,934
15.0%
EMS 907
7.4%
1,018
5.8%
DSS 4,252
24.2%
3,420
25.6%
Totals $       7,026
15.4%
$       7,372
15.3%
($ in 000’s, except per share)
1st Quarter Sales
1st Quarter Gross Profit

SPARTON CORPORATION
People
Safety Growth Quality
Costs Delivery

DSS Operating Results
DSS Operating Results
SEGMENT 2010
% of Total
2009
% Change
Medical $    19,045
42%
$    19,556
-3%
EMS 12,328
27%
17,603
-30%
DSS 17,597
38%
13,345
32%
Eliminations (3,203)
-7%
(2,400)
33%
Totals $    45,767
100%
$    48,104
-5%
SEGMENT 2010 GP %  2009 GP %
Medical $       1,867
9.8%
$       2,934
15.0%
EMS 907
7.4%
1,018
5.8%
DSS 4,252
24.2%
3,420
25.6%
Totals $       7,026
15.4%
$       7,372
15.3%
($ in 000’s, except per share)
1st Quarter Sales
1st Quarter Gross Profit

SPARTON CORPORATION

Outstanding Debt ($ '000)
Debt:Equity Ratio
50,000
25,000
0
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
17,011
25,588
22,989
1,917
1,887
0.20
0.36
0.42
0.03
0.03
Jun-07
Jun-08
Jun-09
Jun-10
Sep-10

Liquidity & Capital Resources
Liquidity & Capital Resources
($ in '000)
Sep-09 Dec-09 Mar-10 Jun-10 Sep-10
Cash and equivalents 20,718 12,012 16,144 30,589 27,281
LOC Availability 3,990    15,461 15,868 16,897 17,769
Total 24,708 27,473 32,012 47,486 45,050
($ in '000)
Sep-09 Dec-09 Mar-10 Jun-10 Sep-10
Credit Revolver -         -         -         -         -
Long Bank Term Debt -         -         -         -         -
Former Astro Owners 2,031    1,029    1,029    -         -
IRB (Ohio) 2,000    1,973    1,945    1,917    1,887
Total 4,031    3,002    2,974    1,917    1,887
($ in '000)
Sep-09 Dec-09 Mar-10 Jun-10 Sep-10
Net Inventory 35,454 31,888 28,808 26,514 36,629
Cash Availability
Debt
Inventory

• Board size reduced from 11 to 9 (8 independent, 1 non-independent) at the
2009 Annual Meeting of Shareholders
• Updated the Articles of Incorporation and Code of Regulations
• Revised and updated new charters for the Executive, Governance,
Compensation, and Audit Committees
• Introduced and received approval to declassifying the board with all directors requiring a majority vote threshold in order to be elected at each uncontested annual meeting
• Introduced a proposal providing shareholders with an advisory “say-on-pay”
vote on named executive officer compensation
• Implemented a Short Term Incentive Plan based on annual performance objectives and a Long Tem Incentive Plan based on long term financial metrics in alignment with the interests of the shareholders
• Continued oversight related to the Company’s financial reporting process, internal controls, risk management, and legal and regulatory requirements
Corporate Governance
Corporate Governance

• Focus on sustained profitability
– Continue margin improvements in EMS
– Further improvements in operating performance through lean and quality efforts
• Implement the strategic growth plan
– Anticipate modest organic revenue growth
– Enhance the Business Development organization
– Develop and launch a new marketing strategy
– Invest in new product development
• Delphi Medical Systems to be accretive no later than Q3
• Continue to look at complementary and compatible acquisitions
Outlook
Outlook

14 Q & A Q & A